INVESTMENT GRADE
PORTFOLIO &
INTERMEDIATE
TERM PORTFOLIO

Merrill Lynch
Corporate Bond Fund, Inc.




FUND LOGO



Semi-Annual Report

March 31, 2000





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Corporate Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Investment Grade Portfolio & Intermediate Term Portfolio


TO OUR SHAREHOLDERS

During the six-month period ended March 31, 2000, fixed-income markets remained very volatile as short-term interest rates trended higher and intermediate-term and long-term interest rates trended lower. The front end of the Treasury yield curve continued to suffer under the pressures exerted by the implementation of a restrictive monetary policy by the Federal Reserve Board. Specifically, a supply imbalance, brought on by the combination of reduced new issuance and a budgetary surplus-inspired Treasury buyback program, has produced an inversion in the Treasury yield curve in the 5-year--30-year sector. While longer-dated, higher coupon Treasury issues will be the focus of the Treasury buyback program, we believe that the ten-year portion of the curve will continue to benefit from the benchmark focus it is currently receiving.

Despite second quarter of 1999 gross domestic product (GDP) growth of 1.8%, the US economy continued to move forward at a strong pace, as highlighted by the alarming rebound in the third quarter of 1999 GDP to 5.7%, and the even stronger 7.3% growth in the fourth quarter. Consumer spending continued to fuel the economic fires, although recent reports could point to the beginning of a higher interest rate induced slowdown. Consensus opinion is forecasting a 3.5%--4.5% growth rate for the first quarter of 2000. Consumers continued to benefit from low unemployment rates and the wealth effect generated by a strong stock market. Although the strength in domestic markets has been focused largely on only a few sectors, the amount of new wealth generated by the "new economy" is unprecedented. On a less positive note, consumers continue to leverage their balance sheets, as reflected by the record levels of consumer debt and brokerage margin.

Although inflation has been relatively well contained, the scope of the global recovery has led to fears of a rekindling of inflation. The Commodities Research Bureau Index has trended consistently higher since year-end. Commodities, such as copper, aluminum, plywood and other building materials, and chemicals gained in price. More importantly, the price of oil continued to surge throughout most of the first quarter of 2000, spurred on by not only the Organization of Petroleum Exporting Countries' production limitations, but also on increased demand by recovering economies. However, the Saudi-led production increases agreed to in late March have pushed the price of oil well off its recent highs, and should translate into lower prices for the foreseeable future. At this stage, economic data points to minimal inflation. The ability to export manufacturing capacity, combined with the high levels of productivity, has served to limit the impact of low unemployment. Furthermore, inflation as measured by both the producer price index and consumer price index remains well within acceptable levels and clearly points to a lack of pricing pressures. Notwithstanding the inflation outlook, we expect the Federal Reserve Board to remain focused on the need to slow economic momentum.

The strength of the economy and the irrational valuation of financial assets have necessitated a need for a restrictive monetary policy. During the six-month period, the Federal Reserve Board increased the overnight Federal Funds rate by 1.25%. Most investors believe that the Federal Reserve Board will continue to push the Federal Funds rate higher until 6.50% is reached. We expect the Federal Reserve Board to move the overnight rate higher by another 0.25% at its May Federal Open Market Committee meeting, at which time we expect it to implement a wait-and-see approach.

On the corporate bond front, underwriting activity, which increased significantly during the third quarter of 1999 as issuers sought to get their funding programs done well in advance of Year 2000 market pressures, slowed dramatically during the final quarter of 1999.
Swap spreads (that is, the difference in basis points at which an AA-rated bank could issue debt relative to a similar maturity Treasury security) had widened during the third quarter, but moved tighter as the corporate bond supply dried up.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000


Likewise, corporate bonds with a spread to US Treasury securities, which exhibited comparable widening across all sectors in the third quarter, compressed during the last quarter of 1999. Furthermore, some new money flowed into this sector given the strong relative value attributes. As we entered 2000, corporate issuance remained very light, although most transactions that came to market were fairly well received. However, by late January the rally was over, with respect to corporate bonds with a spread to US Treasury securities. The impact from a lack of new money flowing into the sector, combined with limited broker/dealer inventory accumulation activity and concerns that the Federal Reserve Board would accelerate monetary policy, pushed yield spreads significantly higher. In fact, corporate bond yield spreads are wider than those incurred during the crisis of 1998. At this point, we believe that the market for fixed-income securities with a spread to US Treasury issues will remain very volatile with a bias toward wider yield spreads, until such time that the Federal Reserve Board shifts towards a neutral monetary policy.

Portfolio Matters
The Investment Grade Portfolio's investment strategy remained somewhat conservative given the outlook for higher interest rates. Throughout the six-month period ended March 31, 2000, the Investment Grade Portfolio's duration was modestly short (0.25 years--0.35 years) relative to the benchmark unmanaged Merrill Lynch USCorporate Master Index. For the Intermediate Term Portfolio, we continued to match the duration of the unmanaged Merrill Lynch Corporate BBB 5-10 Year Index, despite a negative outlook as to the direction of interest rates. We did not look to shorten the Portfolio's duration since the duration of the Index is approximately one year shorter than that of our peer group. In addition, by matching the duration of the Index we are incorporating a defensive posture.

As we entered the final quarter of 1999, we shifted approximately 10% of each Portfolio's net assets into cash and Treasury securities to satisfy year-end liquidity needs. However, by October, improved fundamentals within the investment-grade market prompted a partial reallocation back into high-grade, large benchmark issues. It was our intention to be ahead of the reinvestment curve that we believed would develop as we entered 2000, a situation that would see too much money chasing too little product. Although yield spreads compressed into year-end, the technical expectations relative to the high-grade corporate bond market have yet to materialize. In fact, yield spread relationships widened substantially during the first quarter of 2000, despite a modest calendar of new issuance. Clearly, investors are very concerned about the impact Federal Reserve Board monetary policy will have on the state of the economy, although we believe corporate profitability measurements will remain strong.

With respect to investment strategy, we remained committed to the bigger, more liquid issues and emphasized issues with higher coupons. As part of our liquidity strategy, we have attempted to consolidate industry holdings into the benchmark issues. Although this came at modest yield concessions, this strategy has worked as the smaller, less liquid transactions significantly underperformed the global transactions. Our investment strategy shifted to incorporate a more barbelled rather than bulleted approach, given prevailing Federal Reserve Board monetary policy and the technical factors influencing the longer end of the curve. (A barbelled approach utilizes an overweighting of short-term investments and long-term investments as compared to a bulleted approach in which investments are spread evenly along the yield curve.) We reduced both Portfolios' exposure in the two-year--five-year sector in favor of short-term floating rate securities and cash. Additionally, we increased the Portfolios' exposure at the longer end of the curve, although our corporate bond exposure was focused in the ten-year sector, with a 30-year exposure emphasizing Treasury issues and agency issues with a spread to US Treasury issues. With regard to our corporate bond strategy, we believed the ten-year sector offered greater relative value given the flatness of the 10-year--30-year corporate credit curve.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000


With respect to security-specific issues, we held an overweighted position in real estate investment trusts, railroads, energy-related issuers, airlines, life insurers, retailers and defense contractors. During the later part of the period, we began to reduce the Portfolios' holdings in defense issues, retailers and airlines. On the other hand, we are looking to add to positions in life insurers, supermarkets, railroads and metals/mining companies in both Portfolios as well as to Yankee corporates and sovereign bonds in the Intermediate Term Portfolio. We continue to underweight paper and pulp producers and health care companies in both Portfolios, as well as Yankee banks in the Intermediate Term Portfolio.

Going forward, we will look to reverse an overweighting we have had in the finance sector, with reallocation back to the industrial companies, a sector that we have underweighted for the past year. Yield spreads for industrials have become very attractive, and we want to be in a position to benefit from the cyclical upswing in that sector. Accordingly, we expect to take these two sectors to a market neutral-weighted posture.

We have formulated an investment strategy based on our belief that the yield curve will remain inverted in the near term, although our long-term expectations are for a trend that will point toward lower interest rates and a flatter yield curve as the economy slows. With respect to corporate bonds, we are looking for yield spread relationships to improve as we move into the second half of 2000. However, in the near term, the front end of the Treasury yield curve will remain under pressure and corporate bond yield spreads will remain wide, given the probability that the Federal Reserve Board will maintain a restrictive monetary policy into its May meeting.


In Conclusion
We appreciate your ongoing investment in Investment Grade and Intermediate Term Portfolios of Merrill Lynch Corporate Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Christopher G. Ayoub)
Christopher G. Ayoub
Senior Vice President and Portfolio Manager



May 5, 2000



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Christopher G. Ayoub, Senior Vice President
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Ira Shapiro, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees for Investment Grade Portfolio. Intermediate Term Portfolio incurs a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Investment Grade Portfolio. Intermediate Term Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within one year of purchase. In addition, Investment Grade Portfolio is subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Intermediate Term Portfolio is subject to a 0.25% distribution fee and a 0.25% account maintenance fee. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Investment Grade Portfolio. Intermediate Term Portfolio is subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee) for Investment Grade Portfolio. Intermediate Term Portfolio incurs a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                                                                  Ten Years/
                                                                 6 Month          12 Month     Since Inception    Standardized
As of March 31, 2000                                           Total Return     Total Return     Total Return     30-Day Yield
Investment Grade Portfolio Class A Shares**                        +1.18%           -0.38%         +106.08%            6.79%
Investment Grade Portfolio Class B Shares**                        +0.79            -1.14           +90.97             6.30
Investment Grade Portfolio Class C Shares**                        +0.76            -1.19           +36.79             6.25
Investment Grade Portfolio Class D Shares**                        +1.05            -0.63           +41.09             6.56
Intermediate Term Portfolio Class A Shares***                      +1.63            +1.38          +106.83             6.65
Intermediate Term Portfolio Class B Shares***                      +1.36            +0.86           +50.11             6.20
Intermediate Term Portfolio Class C Shares***                      +1.36            +0.85           +39.56             6.19
Intermediate Term Portfolio Class D Shares***                      +1.58            +1.28           +42.82             6.55

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
 **The Portfolio's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
***The Portfolio's ten-year/since inception periods are ten years for Class A Shares, from 11/13/92 for Class B Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000



PERFORMANCE DATA (concluded)


Average Annual Total Return--Investment Grade Portfolio

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/00                         -0.38%         -4.36%
Five Years Ended 3/31/00                   +6.22          +5.36
Ten Years Ended 3/31/00                    +7.50          +7.06

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/00                         -1.14%         -4.87%
Five Years Ended 3/31/00                   +5.41          +5.41
Ten Years Ended 3/31/00                    +6.68          +6.68

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/00                         -1.19%         -2.12%
Five Years Ended 3/31/00                   +5.35          +5.35
Inception (10/21/94)
through 3/31/00                            +5.92          +5.92

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/00                         -0.63%         -4.60%
Five Years Ended 3/31/00                   +5.96          +5.10
Inception (10/21/94)
through 3/31/00                            +6.53          +5.73

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Average Annual Total Return--Intermediate Term Portfolio


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/00                         +1.38%         +0.36%
Five Years Ended 3/31/00                   +6.48          +6.26
Ten Years Ended 3/31/00                    +7.54          +7.43

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/00                         +0.86%         -0.09%
Five Years Ended 3/31/00                   +5.93          +5.93
Inception (11/13/92)
through 3/31/00                            +5.66          +5.66

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/00                         +0.85%         -0.10%
Five Years Ended 3/31/00                   +5.89          +5.89
Inception (10/21/94)
through 3/31/00                            +6.31          +6.31

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/00                         +1.28%         +0.26%
Five Years Ended 3/31/00                   +6.37          +6.16
Inception (10/21/94)
through 3/31/00                            +6.77          +6.57

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000


SCHEDULE OF INVESTMENTS
                S&P    Moody's     Face
Industries     Rating   Rating    Amount                 Issue                                                 Value

Bonds & Notes                                                                                 Investment Grade Portfolio
US Government                               US Treasury Bonds & Notes:
Obligations--   AAA     Aaa   $ 5,735,000    5.875% due 11/15/2004                                        $    5,631,024
1.3%            AAA     Aaa     4,000,000    6.50% due 2/15/2010                                               4,140,000
                AAA     Aaa     6,500,000    5.25% due 2/15/2029                                               5,828,680
                                                                                                          --------------
                                                                                                              15,599,704


Asset-Backed                                Aames Mortgage Trust:
Securities**--  AAA     Aaa    15,000,000    6.46% due 5/15/2028                                              14,425,500
13.2%           AAA     Aaa     4,000,000    5.912% due 9/15/2028                                              3,949,560
                NR*     Aaa    10,300,000   Bear Stearns Commercial Mortgage Securities,
                                            1999-WF2-A2, 7.08% due 6/15/2009                                  10,041,457
                NR*     Baa2    2,000,000   Bistro Trust 1998-1000, 6.58% due 3/26/2001 (b)                    1,945,500
                AAA     Aaa     5,000,000   Contimortgage Home Equity Loan Trust, 5.84% due 5/15/2016          4,910,900
                AA+     Aa3     3,700,000   Continental Airlines, 7.056% due 9/15/2009                         3,464,791
                                            EQCC Home Equity Loan Trust:
                AAA     Aaa       760,000    6.229% due 3/15/2013                                                750,812
                AAA     Aaa    11,000,000    7.067% due 11/25/2024                                            10,900,230
                A       A3      9,000,000   First Dominion Funding I, 6.841% due 7/10/2013 (b)                 8,545,781
                NR*     Aaa     9,000,000   First Union-Chase Commercial Mortgage, 1999-C2 A2,
                                            6.645% due 4/15/2009                                               8,505,196
                AAA     Aaa    12,000,000   IMC Home Equity Loan Trust, 6.36% due 8/20/2022                   11,780,880
                NR*     Aaa    10,000,000   JP Morgan Commercial Mortgage Finance Corp., 7.77%
                                            due 10/15/2032                                                    10,149,970
                                            The Money Store Home Equity Trust:
                AAA     Aaa     8,850,000    6.225% due 9/15/2023                                              8,609,546
                AAA     Aaa     5,000,000    Series 1994-A, Class A-4, 6.275% due 12/15/2022                   4,904,850
                NR*     Aaa    11,770,000   Morgan Stanley Capital I, Series 1999-WF1, 6.21% due
                                            9/15/2008                                                         10,857,119
                                            Nationslink Funding Corporation:
                AAA     Aaa    12,300,000    6.476% due 7/20/2008                                             11,516,158
                AAA     Aaa    13,332,000    6.316% due 11/20/2008                                            12,364,910
                AAA     NR*     5,000,000    Series 1999-2, Class A3, 7.181% due 12/20/2006                    4,908,850
                                            Saxon Asset Securities Trust:
                NR*     Aaa    12,000,000    6.265% due 7/25/2023                                             11,724,120
                NR*     Aaa     6,400,000    Series 1999-3, Class AF-4, 7.55% due 10/25/2026                   6,346,944
                                                                                                          --------------
                                                                                                             160,603,074


Banking--9.7%   A-      A2     11,000,000   First Union Corporation, 6.30% due 4/15/2028 (a)                  10,106,690
                A-      A2      9,800,000   Firstar Bank NA, 7.125% due 12/01/2009                             9,504,824
                BBB+    a2      4,750,000   Fleet Capital Trust II, 7.92% due 12/11/2026                       4,446,428
                BBB+    A3     11,200,000   Great Western Bank, 9.875% due 6/15/2001                          11,523,792
                A-      a1     14,000,000   HSBC Americas Capital Trust, 7.808% due 12/15/2026 (b)            12,941,110
                A+      A2      6,000,000   HSBC USA Inc., 7% due 11/01/2006                                   5,719,080
                A-      A2      2,000,000   Key Bank NA, 7.55% due 9/15/2006                                   1,995,780
                BBB     a1     16,400,000   KeyCorp Capital I, 7.03% due 7/01/2028 (a)                        15,888,320
                BBB+    Baa1   13,750,000   MBNA America Bank NA, 6.43% due 6/10/2004 (a)                     13,699,675
                A-      a2      6,000,000   Mellon Capital I, 7.72% due 12/01/2026                             5,491,260
                A+      A2      3,500,000   Mellon Financial Co., 5.75% due 11/15/2003                         3,317,755
                                            NationsBank Corp.:
                A       Aa3     1,300,000    6.50% due 8/15/2003                                               1,270,464
                A+      Aa2     2,000,000    6.125% due 7/15/2004                                              1,914,040
                A       Aa3     1,000,000    7.75% due 8/15/2004                                               1,016,170
                A+      Aa2     7,750,000    6.375% due 5/15/2005                                              7,392,183


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's     Face
Industries     Rating   Rating    Amount                 Issue                                                 Value

Bonds & Notes (continued)                                                                     Investment Grade Portfolio
Banking         A       Aa3   $ 5,000,000   Norwest Corp., 6.625% due 3/15/2003                           $    4,909,550
(concluded)     BBB+    A3      6,735,000   Washington Mutual Inc., 7.25% due 8/15/2005                        6,566,827
                                                                                                          --------------
                                                                                                             117,703,948


Finance--3.5%                               Associates Corporation of North America:
                A+      Aa3    10,500,000    5.80% due 4/20/2004                                               9,874,830
                A+      Aa3       500,000    7.40% due 5/15/2006                                                 497,615
                A+      Aa3     2,750,000    6.95% due 11/01/2018                                              2,496,670
                A-      a1      5,950,000   CIT Capital Trust I, 7.70% due 2/15/2027                           5,610,433
                BBB+    Baa1   13,850,000   Comdisco Inc., 6% due 1/30/2002                                   13,416,772
                                            Commercial Credit Co.:
                AA-     Aa3     2,000,000    6.125% due 12/01/2005                                             1,882,700
                AA-     Aa3     6,800,000    6.75% due 7/01/2007                                               6,483,052
                A-      A3      2,790,000   Heller Financial Inc., 7.375% due 11/01/2009 (b)                   2,696,861
                                                                                                          --------------
                                                                                                              42,958,933


Finance--                                   Bear Stearns Companies, Inc.:
Other--11.1%    A       A2      5,000,000    7.625% due 2/01/2005                                              4,989,600
                A       A2      1,000,000    7.625% due 12/07/2009                                               981,130
                                            Citigroup Inc.:
                AA-     Aa2     3,000,000    9.50% due 3/01/2002                                               3,114,270
                AA-     Aa2     6,500,000    7.875% due 5/15/2025                                              6,618,170
                BBB+    Baa3    8,575,000   Conseco Inc., 9% due 10/15/2006                                    8,373,487
                                            Donaldson, Lufkin & Jenrette Inc.:
                A-      A3      3,000,000    8% due 3/01/2005                                                  3,037,500
                A-      A3      2,000,000    6.875% due 11/01/2005                                             1,915,260
                BBB+    Baa1    5,350,000   Duke-Weeks Realty LP, 7.75% due 11/15/2009                         5,171,149
                BBB+    A3      2,650,000   ERP Operating LP, 7.125% due 10/15/2017                            2,303,778
                A+      A2      7,500,000   Equitable Life Assurance Society of the US, 7.70%                  7,379,228
                                            due 12/01/2015 (b)
                A+      A1      4,000,000   Goldman Sachs Group Inc., 7.50% due 1/28/2005                      4,032,160
                A       A1      7,000,000   HSBC Holdings PLC, 7.50% due 7/15/2009                             6,962,900
                                            Lehman Brothers Holdings, Inc.:
                A       A3      9,800,000    7.75% due 1/15/2005                                               9,893,198
                A       A3      6,000,000    6.625% due 2/05/2006                                              5,729,700
                                            Lehman Brothers, Inc.:
                A       A3      3,500,000    7.625% due 6/01/2006                                              3,498,215
                A       A3      3,500,000    6.625% due 2/15/2008                                              3,263,225
                BBB     Baa3    7,900,000   Mack-Cali Realty LP, 7.25% due 3/15/2009                           7,253,385
                                            Morgan Stanley, Dean Witter, Discover & Co.:
                A+      Aa3     2,800,000    7.125% due 1/15/2003                                              2,781,604
                A+      Aa3     8,000,000    6.09% due 3/09/2011 (a)                                           7,937,760
                A+      Aa3     3,500,000   Morgan Stanley Group, 8.875% due 10/15/2001                        3,575,635
                                            Paine Webber Group Inc.:
                BBB+    Baa1    3,250,000    9.25% due 12/15/2001                                              3,333,005
                BBB+    Baa1    7,000,000    6.45% due 12/01/2003                                              6,693,176
                BBB+    Baa1    3,750,000    6.375% due 5/15/2004                                              3,587,700
                A       Aa3    10,000,000   Salomon Smith Barney Holdings, Inc., 7.125%                        9,772,000
                                            due 10/01/2006
                BBB+    Baa1    1,000,000   Simon Debartolo, 6.75% due 6/15/2005                                 928,780
                BBB     Baa2    3,955,000   Spieker Properties LP, 7.35% due 12/01/2017                        3,549,296
                BBB     Baa3    9,700,000   Susa Partnership LP, 7.45% due 7/01/2018                           8,307,274
                                                                                                          --------------
                                                                                                             134,982,585


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's     Face
Industries     Rating   Rating    Amount                 Issue                                                 Value

Bonds & Notes (continued)                                                                     Investment Grade Portfolio
Industrial--    A+      A1    $13,000,000   Anheuser-Busch Companies Inc., 7.50% due 3/15/2012            $   13,042,770
Consumer        BBB-    Ba1     2,500,000   Flowers Industries Inc., 7.15% due 4/15/2028                       1,468,150
Goods--3.0%                                 Nabisco Inc.:
                BBB     Baa2    9,000,000    6% due 2/15/2011 (a)                                              8,871,570
                BBB     Baa2    4,000,000    7.55% due 6/15/2015                                               3,384,440
                A       A2      9,500,000   Phillip Morris Companies, Inc., 9% due 1/01/2001                   9,578,090
                                                                                                          --------------
                                                                                                              36,345,020


Industrial--    BBB+    Baa1    5,000,000   ANR Pipeline, 9.625% due 11/01/2021                                5,811,400
Energy--4.8%    BBB     Baa1    8,000,000   Amerada Hess Corporation, 7.875% due 10/01/2029                    7,756,400
                BBB+    Baa1   10,000,000   Apache Corporation, 7.625% due 7/01/2019                           9,605,600
                AA+     Aa1     4,075,000   BP America Inc., 9.375% due 11/01/2000                             4,132,906
                A-      A3      9,420,000   Burlington Resources, 7.375% due 3/01/2029                         8,810,243
                BBB     Baa2    3,500,000   Coastal Corp., 6.375% due 2/01/2009                                3,191,510
                A-      A3      5,000,000   Murphy Oil Corporation, 7.05% due 5/01/2029                        4,451,750
                A+      A1      5,750,000   Texaco Capital Inc., 8.625% due 11/15/2031                         6,452,075
                BBB-    Baa2    8,105,000   Williams Companies, Inc., 7.625% due 7/15/2019                     7,709,152
                                                                                                          --------------
                                                                                                              57,921,036


Industrial--    A+      A1      8,000,000   DaimlerChrysler NA Holdings, 7.20% due 9/01/2009                   7,798,400
Manufacturing-- A       A1      2,000,000   Dow Chemical Company, 7.375% due 11/01/2029                        1,917,700
9.9%            BBB-    Baa3    4,700,000   Equistar Chemicals LP, 8.75% due 2/15/2009                         4,524,032
                A       A2     11,500,000   First Data Corporation, 6.75% due 7/15/2005                       11,067,140
                A+      A1      7,000,000   Ford Motor Company, 8.90% due 1/15/2032                            7,984,200
                                            Ford Motor Credit Company:
                A+      A1      5,500,000    7.50% due 3/15/2005                                               5,503,355
                A+      A1     20,750,000    7.375% due 10/28/2009                                            20,327,945
                                            General Electric Capital Corp.:
                AAA     Aaa       500,000    8.75% due 5/21/2007                                                 544,105
                AAA     Aaa     4,305,000    8.50% due 7/24/2008                                               4,651,466
                                            General Motors Acceptance Corp.:
                A       A2      4,000,000    6.625% due 9/19/2002                                              3,924,480
                A       A2      7,000,000    5.85% due 1/14/2009                                               6,210,820
                BBB-    Baa2    3,000,000   Georgia-Pacific Corporation, 7.75% due 11/15/2029                  2,797,362
                A+      A1      3,000,000   International Business Machines Corp., 6.50% due 1/15/2028         2,710,050
                BBB-    Baa3    5,000,000   Lockheed Martin Corp., 6.85% due 5/15/2001                         4,952,950
                BBB-    Baa3    4,000,000   Martin Marietta Corp., 7.375% due 4/15/2013                        3,715,160
                A+      A1      6,500,000   Motorola Inc., 7.50% due 5/15/2025                                 6,491,875
                BBB-    Baa3    4,000,000   Northrop-Grumman Corporation, 7.875% due 3/01/2026                 3,790,840
                BBB     Ba1     4,000,000   Seagate Technology Inc., 7.125% due 3/01/2004                      3,837,400
                BBB+    Baa1    6,000,000   Sun Microsystems Inc., 7.50% due 8/15/2006                         5,970,840
                BBB     Baa2    5,000,000   Union Carbide Corp., 6.25% due 6/15/2003                           4,836,050
                                            United Technologies Corporation:
                A+      A2      2,750,000    6.625% due 11/15/2004                                             2,699,098
                A+      A2      5,000,000    6.50% due 6/01/2009                                               4,710,850
                                                                                                          --------------
                                                                                                             120,966,118


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's     Face
Industries     Rating   Rating    Amount                 Issue                                                 Value

Bonds & Notes (continued)                                                                     Investment Grade Portfolio
Industrial--    BB+     Baa3  $10,000,000   Circus Circus Enterprises, Inc., 6.70% due 11/15/2096         $    9,083,800
Services--                                  Comcast Cable Communications:
11.6%           BBB     Baa2    3,000,000    6.20% due 11/15/2008                                              2,705,220
                BBB     Baa2    7,700,000    8.875% due 5/01/2017                                              8,378,909
                BBB     Baa1    5,000,000   Dillard's Inc., 9.125% due 8/01/2011                               4,778,400
                A       A2     11,788,869   Disney Custom Repackaged Asset Vehicle-403, 6.85%
                                            due 1/10/2007 (b)**                                               11,534,229
                BBB-    Baa3    8,500,000   Fred Meyer Inc., 7.45% due 3/01/2008                               8,167,650
                AAA     Aaa     7,000,000   Johnson & Johnson, 8.72% due 11/01/2024                            7,596,050
                                            Kroger Company:
                BBB-    Baa3    2,000,000    6.34% due 6/01/2001                                               1,969,910
                BBB-    Baa3    5,000,000    8.05% due 2/01/2010                                               5,017,965
                A+      A1      7,500,000   May Department Stores Company, 7.875% due 3/01/2030                7,671,525
                AAA     Aaa     3,000,000   Merck & Co. Inc., 5.95% due 12/01/2028                             2,538,240
                BBB-    Baa3    6,445,000   News America Holdings, Inc., 8.625% due 2/01/2003                  6,588,401
                BBB     Baa2   12,500,000   Royal Caribbean Cruises Ltd., 6.75% due 3/15/2008                 10,837,000
                A-      A3      8,000,000   Sears Roebuck Acceptance Corp., 6.82% due 10/17/2002               7,900,560
                AA-     A2      8,980,000   TCI Communications Inc., 8.75% due 8/01/2015                       9,835,974
                BBB     Baa2    6,000,000   Time Warner Entertainment Co., 10.15% due 5/01/2012                6,972,000
                BBB     Ba1     5,350,000   USA Waste Services, 6.50% due 12/15/2002                           4,937,408
                                            Wal-Mart Stores, Inc.:
                AA      Aa2     9,400,000    6.875% due 8/10/2009                                              9,145,072
                AA      Aa2    14,345,000    8.50% due 9/15/2024                                              15,149,898
                                                                                                          --------------
                                                                                                             140,808,211


Industrial--    BBB+    Baa2    2,200,000   Burlington Northern Santa Fe, 6.75% due 3/15/2029                  1,918,290
Transportation  BBB     Baa2    4,000,000   CSX Corp., 7.90% due 5/01/2017                                     3,941,120
--3.8%                                        Delta Airlines:
                BBB-    Baa3    4,144,000    10.125% due 5/15/2010                                             4,554,049
                BBB-    Baa3    6,000,000    9.75% due 5/15/2021                                               6,416,760
                BBB     Baa2    9,000,000   Federal Express Corporation, 9.65% due 6/15/2012                   9,979,290
                                            Southwest Airlines Co.:
                A-      A3     10,000,000    9.40% due 7/01/2001                                              10,184,300
                A-      A3      2,000,000    8% due 3/01/2005                                                  2,001,580
                A-      A3      3,000,000    7.875% due 9/01/2007                                              3,026,040
                BBB-    Baa3    4,000,000   Union Pacific Corp., 6.625% due 2/01/2008                          3,723,120
                                                                                                          --------------
                                                                                                              45,744,549


Mortgage-Backed                             Federal National Mortgage Association:
Securities**--  AAA     Aaa    11,798,204    7% due 11/18/2027                                                11,538,526
2.3%            AAA     Aaa    18,000,000    6.25% due 5/15/2029                                              16,228,080
                                                                                                          --------------
                                                                                                              27,766,606


Utilities--     AA-     A1      6,000,000   AT&T Corporation, 6.50% due 3/15/2029                              5,200,980
Communications  AA-     Aa3     6,000,000   Ameritech Capital Funding, 6.45% due 1/15/2018                     5,323,560
--6.0%          AA-     Aa2     6,350,000   Bell Telephone Company of Pennsylvania, 7.375% due 7/15/2007       6,318,313
                BB      Ba2     4,650,000   Frontier Corp., 6% due 10/15/2013 (a)                              4,312,549
                AA-     A2      9,500,000   GTE California, Inc., 8.07% due 4/15/2024                          9,172,820
                                            GTE Corp.:
                A       Baa1    7,500,000    9.375% due 12/01/2000                                             7,610,400
                A       Baa1    3,600,000    6.84% due 4/15/2018                                               3,307,644


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's     Face
Industries     Rating   Rating    Amount                 Issue                                                 Value

Bonds & Notes (continued)                                                                     Investment Grade Portfolio
Utilities--     AA-     Aa2   $ 5,000,000   Southwestern Bell Telecommunications Corp.,                   $    4,700,550
Communications                              6.375% due 11/15/2007
(concluded)                                 Sprint Capital Corporation:
                BBB+    Baa1    5,000,000    5.70% due 11/15/2003                                              4,731,900
                BBB+    Baa1   10,500,000    6.125% due 11/15/2008                                             9,559,095
                BBB+    Baa1    8,000,000    6.90% due 5/01/2019                                               7,343,280
                A       A2      6,000,000   Vodafone Airtouch PLC, 7.625% due 2/15/2005 (b)                    6,054,774
                                                                                                          --------------
                                                                                                              73,635,865


Utilities--     AAA     Aaa     5,850,000   Cleveland Electric/Toledo Edison, 7.13% due 7/01/2007              5,737,036
Electric--                                  Commonwealth Edison, Inc.:
6.2%            BBB+    Baa1    5,745,000    7% due 7/01/2005                                                  5,555,185
                BBB     Baa2    5,000,000    6.95% due 7/15/2018                                               4,502,050
                BBB+    Baa1    2,000,000   Conectiv Inc., 6.73% due 6/01/2006                                 1,911,320
                A+      A1      9,115,000   Consolidated Edison, Inc., 6.25% due 2/01/2008                     8,465,465
                BBB+    Baa3    5,000,000   Consumers Energy, 6.375% due 2/01/2008                             4,512,550
                A-      A2      5,000,000   Edison International Inc., 6.875% due 9/15/2004                    4,926,750
                AA-     A1      6,000,000   PG&E Corp., 6.25% due 8/01/2003                                    5,805,480
                A-      A3      3,000,000   Pennsylvania Power & Light Co., 6.125% due 5/01/2006 (a)           2,970,750
                AA-     A1      5,000,000   TECO Energy, Inc., 9.27% due 6/12/2000                             5,025,100
                BBB-    baa1    5,000,000   TXU Electric Capital V, 8.175% due 1/30/2037                       4,644,000
                                            Texas Utilities Company:
                AAA     Aaa     6,971,000    6.375% due 10/01/2004                                             6,670,550
                BBB     Baa3    6,000,000    5.94% due 10/15/2011 (a)                                          5,884,140
                A       A2      8,500,000   Virginia Electric & Power Co., 8.625% due 10/01/2024               8,572,930
                                                                                                          --------------
                                                                                                              75,183,306


Yankee          BBB     Baa3    4,000,000   AT&T Canada Inc., 7.65% due 9/15/2006 (3)                          4,011,840
Corporates++    A+      A1      6,000,000   Australia & New Zealand Banking Group Ltd., 7.55%
--10.3%                                     due 9/15/2006 (2)                                                  5,946,780
                A-      A3     11,100,000   BHP Finance USA, 8.50% due 12/01/2012 (2)                         11,640,459
                A       A1      4,000,000   BSCH Issuance Limited, 7.625% due 11/03/2009 (2)                   3,972,280
                A       A1      3,000,000   Banco Central Hispanoamercano SA (Cayman Islands),
                                            7.70% due 7/15/2006 (2)                                            2,988,300
                AAA     Aaa    13,000,000   Banco Santander-Chile, 6.50% due 11/01/2005 (2)                   12,574,107
                A       A2      5,000,000   Cable & Wireless Communication, 6.75% due 3/06/2008 (3)            5,018,000
                BBB     Baa2    9,050,000   Canadian National Railway Co., 6.90% due 7/15/2028 (3)             8,004,272
                                            Ford Capital BV (2):
                A+      A1     10,000,000    9.875% due 5/15/2002                                             10,451,900
                A+      A1      3,995,000    9.50% due 6/01/2010                                               4,483,788
                A-      A3      8,000,000   Israel Electric Corp. Ltd., 7.75% due 3/01/2009 (3)(b)             7,773,176
                                            Korea Development Bank (2):
                BBB     Baa2    7,000,000    7.125% due 4/22/2004                                              6,726,790
                BBB     Baa2    8,000,000    7.375% due 9/17/2004                                              7,736,880
                                            Merita Bank Ltd. (2):
                A-      A2      6,435,000    6.50% due 1/15/2006                                               6,029,273
                A-      A2      4,250,000    6.50% due 4/01/2009                                               3,955,178
                A+      Aa3     2,000,000   Midland Bank PLC, 7.65% due 5/01/2025 (2)                          2,061,580
                A       A2      6,500,000   Norsk Hydro A/S, 6.70% due 1/15/2018 (3)                           5,835,505
                BBB     Baa3    5,443,000   Petro Geo-Services ASA, 7.125% due 3/30/2028 (3)                   4,658,011


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000


SCHEDULE OF INVESTMENTS (concluded)
                S&P    Moody's     Face
Industries     Rating   Rating    Amount                 Issue                                                 Value

Bonds & Notes (concluded)                                                                     Investment Grade Portfolio
Yankee                                      Telecom de Puerto Rico (3):
Corporates      BBB     Baa2  $ 3,000,000    6.15% due 5/15/2002                                          $    2,910,663
(concluded)     BBB     Baa2    3,000,000    6.65% due 5/15/2006                                               2,887,392
                A-      A2      6,000,000   Trans-Canada Pipelines, 7.70% due 6/15/2029 (3)                    5,830,260
                                                                                                          --------------
                                                                                                             125,496,434


Yankee          BBB     Baa2    1,000,000   Republic of Korea, 8.875% due 4/15/2008 (1)                        1,030,990
Sovereigns++
--0.1%

                                            Total Investments in Bonds & Notes
                                            (Cost--$1,222,915,427)--96.8%                                  1,176,746,379


Short-Term Securities

Repurchase                     19,010,000   Warburg Dillon Read LLC, purchased on 3/31/2000 to
Agreements***--                             yield 6.08% to 4/03/2000                                          19,010,000
1.6%

                                            Total Investments in Short-Term Securities
                                            (Cost--$19,010,000)--1.6%                                         19,010,000


Total Investments (Cost--$1,241,925,427)--98.4%                                                            1,195,756,379

Other Assets Less Liabilities--1.6%                                                                           19,146,191
                                                                                                          --------------
Net Assets--100.0%                                                                                        $1,214,902,570
                                                                                                          ==============




  *Not Rated.
 **Asset-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments.
   As a result, the average life may be substantially less than the original maturity.
***Repurchase Agreements are fully collateralized by USGovernment &
   Agency Obligations.
 ++Corresponding industry groups for foreign securities:
(1)Government Entity.
(2)Financial Institution.
(3)Industrial.
(a)Floating rate note.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.


See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000


SCHEDULE OF INVESTMENTS
                S&P    Moody's     Face
Industries     Rating   Rating    Amount                    Issue                                              Value

Bonds & Notes                                                                                Intermediate Term Portfolio
US Government                               US Treasury Notes:
Obligations--   AAA     Aaa   $ 1,000,000    5.50% due 5/31/2003                                          $      973,120
2.5%            AAA     Aaa     2,000,000    6.875% due 5/15/2006                                              2,052,500
                AAA     Aaa     7,650,000    6% due 8/15/2009                                                  7,553,151
                                                                                                          --------------
                                                                                                              10,578,771


Asset-Backed    NR*     Baa2    3,500,000   Bistro Trust 1998-1000, 6.58% due 3/26/2001 (b)                    3,404,625
Securities++--  AAA     Aaa    10,000,000   Honda Auto Lease Trust, Series 1999-A, Class A5, 6.65% due
13.3%                                       7/15/2005                                                          9,923,300
                NR*     Aaa     5,000,000   JP Morgan Commercial Mortgage Finance Corp., 7.77% due
                                            10/15/2032                                                         5,074,985
                                            Morgan Stanley Capital I:
                NR*     NR*     3,566,000    Series 1998-HF2, Class A2, 6.48% due 11/15/2030                   3,336,564
                NR*     Aaa     5,500,000    Series 1999-WF1, 6.21% due 9/15/2008                              5,073,420
                                            Nationslink Funding Corporation:
                AAA     Aaa     6,000,000    6.316% due 11/20/2008                                             5,564,766
                AAA     NR*    10,000,000    Series 1999-2, Class A3, 7.181% due 12/20/2006                    9,817,700
                NR*     Aaa     4,000,000   Saxon Asset Securities Trust, Series 1999-3, Class AF-4,
                                            7.55% due 10/25/2026                                               3,966,840
                NR*     NR*    10,000,000   Spinnaker I, 6.913% due 5/01/2001 (a)(c)                           9,825,000
                                                                                                          --------------
                                                                                                              55,987,200


Banking--8.9%   A       A2      3,500,000   Bank of New York Company, Inc., 7.875% due 11/15/2002              3,550,645
                A+      Aa2     3,000,000   BankAmerica Corporation, 7.125% due 5/12/2005                      2,943,270
                A-      A2      3,500,000   Firstar Bank NA, 7.125% due 12/01/2009                             3,394,580
                A       A2      2,000,000   HSBC USA Inc., 7% due 11/01/2006                                   1,906,360
                A-      A2      2,800,000   Key Bank NA, 7.55% due 9/15/2006                                   2,794,092
                A       A3      6,000,000   Mellon Financial Co., 6.875% due 3/01/2003                         5,923,440
                A-      A2      2,250,000   National City Corp., 5.75% due 2/01/2009                           1,988,572
                A       Aa3     1,000,000   Norwest Corp., 6.625% due 3/15/2003                                  981,910
                A       A2      3,750,000   Republic of New York Corp., 9.70% due 2/01/2009                    4,241,588
                                            Washington Mutual Inc.:
                BBB+    A3      9,000,000    7.25% due 8/15/2005                                               8,775,270
                BBB+    A3      1,000,000    7.50% due 8/15/2006                                                 977,970
                                                                                                          --------------
                                                                                                              37,477,697


Finance--4.1%                               American General Finance:
                A+      A2      2,200,000    7.45% due 7/01/2002                                               2,207,810
                A+      A2      2,400,000    7.25% due 5/15/2005                                               2,375,112
                                            Associates Corporation of North America:
                A+      Aa3     3,500,000    5.80% due 4/20/2004                                               3,291,610
                A+      Aa3     5,500,000    6.25% due 11/01/2008                                              5,021,170
                AA-     Aa3     2,080,000   Commercial Credit Co., 6.75% due 7/01/2007                         1,983,051
                BBB+    Baa1    2,500,000   Finova Capital Corporation, 7.25% due 7/12/2006                    2,451,650
                                                                                                          --------------
                                                                                                              17,330,403


Finance--       BBB+    Baa1    5,000,000   Avalonbay Communities, 7.50% due 8/01/2009                         4,796,650
Other--13.2%    A       A2      2,500,000   Bear Stearns Companies, Inc., 7.625% due 12/07/2009                2,452,825
                AA-     Aa2     2,000,000   Citigroup Inc., 9.50% due 3/01/2002                                2,076,180
                BBB+    Baa3    6,000,000   Conseco Inc., 9% due 10/15/2006                                    5,859,000
                BBB+    Baa1    1,000,000   Duke-Weeks Realty LP, 7.75% due 11/15/2009                           966,570
                AAA     Aaa     5,500,000   General Electric Capital Corp., 8.50% due 7/24/2008                5,942,640
                A+      A1      4,900,000   Goldman Sachs Group Inc., 7.50% due 1/28/2005                      4,939,396


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's     Face
Industries     Rating   Rating    Amount                    Issue                                              Value

Bonds & Notes (continued)                                                                    Intermediate Term Portfolio
Finance--Other                              Lehman Brothers, Inc.:
(concluded)     A       A3    $ 5,000,000    7.625% due 6/01/2006                                         $    4,997,450
                A       A3      5,000,000    6.625% due 2/15/2008                                              4,661,750
                BBB     Baa3    1,000,000   Mack-Cali Realty LP, 7.25% due 3/15/2009                             918,150
                A+      Aa3     2,500,000   Morgan Stanley, Dean Witter, Discover & Co., 7.125% due
                                            1/15/2003                                                          2,483,575
                                            Paine Webber Group Inc.:
                BBB+    Baa1    3,000,000    6.45% due 12/01/2003                                              2,888,130
                BBB+    Baa1    1,750,000    6.375% due 5/15/2004                                              1,674,260
                BBB+    Baa1    3,750,000    7.625% due 12/01/2009                                             3,681,150
                                            Salomon Smith Barney Holdings, Inc.:
                A       Aa3     2,500,000    6.25% due 1/15/2005                                               2,385,975
                A       Aa3     1,400,000    7.125% due 10/01/2006                                             1,368,080
                BBB+    Baa1    4,000,000   Simon Debartolo, 6.75% due 6/15/2005                               3,715,120
                                                                                                          --------------
                                                                                                              55,806,901


Industrial--                                Nabisco Inc.:
Consumer        BBB     Baa2    3,000,000    6.85% due 6/15/2005                                               2,830,500
Goods--3.8%     BBB     Baa2    6,000,000    6% due 2/15/2011 (a)                                              5,914,380
                                            Phillip Morris Companies, Inc.:
                A       A2      3,500,000    9% due 1/01/2001                                                  3,528,770
                A       A2      4,000,000    7.25% due 1/15/2003                                               3,921,040
                                                                                                          --------------
                                                                                                              16,194,690


Industrial--    BBB     Baa1    3,000,000   Amerada Hess Corporation, 7.375% due 10/01/2009                    2,904,300
Energy--3.3%    BBB     Baa2    6,000,000   Ultramar Credit, 8.625% due 7/01/2002                              6,107,520
                BBB-    Baa3    5,000,000   Valero Energy Corporation, 7.375% due 3/15/2006                    4,746,650
                                                                                                          --------------
                                                                                                              13,758,470


Industrial--    A+      A1      2,000,000   DaimlerChrysler NA Holdings, 7.20% due 9/01/2009                   1,949,600
Manufacturing-- BBB-    Baa3    2,000,000   Equistar Chemicals LP, 8.75% due 2/15/2009                         1,925,120
11.8%                                       Ford Motor Credit Company:
                A+      A1      1,320,000    7.50% due 3/15/2005                                               1,320,805
                A+      A1      2,700,000    6.21% due 8/27/2006 (a)                                           2,698,002
                A+      A1      3,000,000    7.375% due 10/28/2009                                             2,938,980
                                            General Motors Acceptance Corp.:
                A       A2      2,000,000    9% due 10/15/2002                                                 2,069,480
                A       A2      5,000,000    5.85% due 1/14/2009                                               4,436,300
                A       A2      3,000,000   Honeywell International, 7.50% due 3/01/2010                       3,025,080
                BBB-    Baa3    5,000,000   Lockheed Martin Corporation, 7.95% due 12/01/2005                  4,968,850
                BBB-    Baa3    2,500,000   Northrop-Grumman Corp., 8.625% due 10/15/2004                      2,567,625
                                            Raytheon Company (b):
                BBB-    Baa2    5,000,000    6.75% due 3/01/2002 (a)                                           4,998,340
                BBB-    Baa2    3,500,000    7.90% due 3/01/2003                                               3,488,198
                BBB     Ba1     1,000,000   Seagate Technology Inc., 7.125% due 3/01/2004                        959,350
                BBB+    Baa1    2,000,000   Sun Microsystems Inc., 7.50% due 8/15/2006                         1,990,280
                A       A2      3,000,000   Textron Inc., 6.375% due 7/15/2004                                 2,904,930
                BBB     Baa2    4,000,000   Union Carbide Corp., 6.70% due 4/01/2009                           3,798,880
                A+      A2      4,000,000   United Technologies Corporation, 6.50% due 6/01/2009               3,768,680
                                                                                                          --------------
                                                                                                              49,808,500


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's     Face
Industries     Rating   Rating    Amount                    Issue                                              Value

Bonds & Notes (continued)                                                                    Intermediate Term Portfolio
Industrial--    BBB     Baa2   $4,000,000   Comcast Cable Communications, 8.375% due 5/01/2007            $    4,125,240
Services--14.2% BBB+    Baa1    4,000,000   Computer Associates International, 6.25% due 4/15/2003             3,828,560
                A       A2      2,800,000   Computer Sciences Corp., 6.25% due 3/15/2009                       2,569,952
                A-      A2      1,000,000   Dayton Hudson Corp., 6.40% due 2/15/2003                             977,800
                BBB     Baa1    8,500,000   Dillard's, Inc., 6.08% due 8/01/2010 (a)                           8,445,090
                A       A2      3,865,203   Disney Custom Repackaged Asset Vehicle-403, 6.85% due
                                            1/10/2007 (b)++                                                    3,781,714
                BBB-    Baa3    4,400,000   Fred Meyer Inc., 7.45% due 3/01/2008                               4,227,960
                BBB-    Baa3    5,000,000   Kroger Company, 8.05% due 2/01/2010                                5,017,965
                A+      A1      1,275,000   May Department Stores Co., 9.875% due 12/01/2002                   1,353,425
                BBB-    Baa3    3,000,000   News America Holdings, Inc., 8.625% due 2/01/2003                  3,066,750
                BB+     Baa3    5,000,000   Saks Incorporated, 7% due 7/15/2004                                4,697,400
                AA-     A2      3,000,000   TCI Communications Inc., 8.65% due 9/15/2004                       3,151,950
                BBB     Baa3    2,500,000   Time Warner Entertainment Co., 9.625% due 5/01/2002                2,599,850
                BBB     Baa3    3,000,000   Time Warner Inc., 7.75% due 6/15/2005                              3,020,610
                BBB     Ba2     1,000,000   USA Waste Services Inc., 6.125% due 7/15/2001 (a)                    956,200
                AA      Aa2     5,000,000   Wal-Mart Stores, Inc., 6.875% due 8/10/2009                        4,864,400
                A       A2      3,000,000   Walt Disney Company, 7.30% due 2/08/2005                           3,008,760
                                                                                                          --------------
                                                                                                              59,693,626


Industrial--    A-      A3      1,000,000   Southwest Airlines Co., 8% due 3/01/2005                           1,000,790
Transportation  BBB-    Baa3    1,000,000   Union Pacific Corp., 6.625% due 2/01/2008                            930,780
--0.5%                                                                                                    --------------
                                                                                                               1,931,570


Mortgage-Backed AAA     Aaa     5,797,453   Federal National Mortgage Association, 7% due 11/18/2027           5,669,852
Securities++
--1.4%


Utilities--     AA-     A1      1,000,000   AT&T Corporation, 6% due 3/15/2009                                   904,790
Communications  AA-     Aa2     2,500,000   Bell Telephone Company of Pennsylvania, 7.375% due 7/15/2007       2,487,525
--3.0%          BB      Ba2     3,000,000   Frontier Corp., 6% due 10/15/2013 (a)                              2,782,290
                A       Baa1    1,000,000   GTE Corp., 9.375% due 12/01/2000                                   1,014,720
                AA-     Aa2     2,200,000   Southwestern Bell Telecommunications Corp., 6.625% due
                                            4/01/2005                                                          2,140,050
                BBB+    Baa1      500,000   Sprint Capital Corporation, 5.70% due 11/15/2003                     473,190
                A       A2      3,000,000   Vodafone Airtouch PLC, 7.625% due 2/15/2005 (b)                    3,027,387
                                                                                                          --------------
                                                                                                              12,829,952


Utilities--     AAA     Aaa     3,000,000   Cleveland Electric/Toledo Edison, 7.13% due 7/01/2007              2,942,070
Electric--4.7%  AAA     Aaa     5,000,000   Commonwealth Edison Inc., 8.25% due 10/01/2006                     5,177,135
                BBB+    Baa1    1,000,000   Conectiv Inc., 6.73% due 6/01/2006                                   955,660
                A       A3      2,500,000   Duke Capital Corp., 7.50% due 10/01/2009                           2,453,925
                A-      A2      3,000,000   Edison International Inc., 6.875% due 9/15/2004                    2,956,050
                AA-     A1        500,000   PG&E Corp., 6.25% due 8/01/2003                                      483,790
                BBB-    Ba1     2,000,000   PSE&G Energy Holdings, 9.125% due 2/10/2004                        1,991,742
                A-      A3      1,000,000   Pennsylvania Power & Light Co., 6.125% due 5/01/2006 (a)             990,250
                BBB     Baa3    2,000,000   Texas Utilities Company, 5.94% due 10/15/2011 (a)                  1,961,380
                                                                                                          --------------
                                                                                                              19,912,002



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000


SCHEDULE OF INVESTMENTS (concluded)
                S&P    Moody's     Face
Industries     Rating   Rating    Amount                    Issue                                              Value

Bonds & Notes (concluded)                                                                    Intermediate Term Portfolio
Yankee          BBB     Baa3  $ 4,000,000   AT&T Canada Inc., 7.65% due 9/15/2006 (3)                     $    4,011,840
Corporates***   A       A1      1,500,000   BSCH Issuance Limited, 7.625% due 11/03/2009 (2)                   1,489,605
--9.2%          A       A1      2,000,000   Banco Central Hispanoamercano SA (Cayman Islands), 7.70%
                                            due 7/15/2006 (2)                                                  1,992,200
                AAA     Aaa     1,000,000   Banco Santander-Chile, 6.50% due 11/01/2005 (2)                      967,239
                A+      A1      2,000,000   Ford Capital BV, 9.875% due 5/15/2002 (2)                          2,090,380
                BB+     Ba1     3,000,000   Gruma, SA de CV, 7.625% due 10/15/2007 (3)                         2,666,250
                A-      A3     10,000,000   Israel Electric Corp. Ltd., 7.75% due 3/01/2009 (3)(b)             9,716,470
                BBB     Baa3    3,000,000   Korea Electric Power Corp., 8% due 7/01/2002 (3)                   2,969,850
                                            Merita Bank Ltd. (2):
                A-      A2      1,000,000    6.50% due 1/15/2006                                                 936,950
                A-      A2      4,500,000    6.50% due 4/01/2009                                               4,187,835
                BBB     Baa2    3,000,000   Telecom de Puerto Rico, 6.65% due 5/15/2006 (3)                    2,887,392
                A-      A2      5,000,000   Trans-Canada Pipelines, 6.43% due 3/15/2004 (3)                    4,808,900
                                                                                                          --------------
                                                                                                              38,724,911


Yankee          BBB     Baa2    4,000,000   Republic of Korea, 8.875% due 4/15/2008 (1)                        4,123,960
Sovereigns***   BB+     Baa3    3,000,000   United Mexican States, 9.875% due 2/01/2010 (1)                    3,172,500
--1.7%                                                                                                    --------------
                                                                                                               7,296,460
                                            Total Investments in Bonds & Notes
                                            (Cost--$413,640,993)--95.6%                                      403,001,005


Short-Term Securities

Repurchase                     16,122,000   Warburg Dillon Read LLC, purchased on 3/31/2000 to yield
Agreements**--3.8%                          6.08% to 4/03/2000                                                16,122,000


                                            Total Investments in Short-Term Securities
                                            (Cost--$16,122,000)--3.8%                                         16,122,000


Total Investments (Cost--$429,762,993)--99.4%                                                                419,123,005

Other Assets Less Liabilities--0.6%                                                                            2,536,468
                                                                                                          --------------
Net Assets--100.0%                                                                                        $  421,659,473
                                                                                                          ==============



  *Not Rated.
 **Repurchase Agreements are fully collateralized by US Government &
   Agency Obligations.
***Corresponding industry groups for foreign securities:
(1)Government Entity.
(2)Financial Institution.
(3)Industrial.
 ++Asset-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments.
   As a result, the average life may be substantially less than the original maturity.
(a)Floating rate note.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was $9,825,000, representing
   2.3% of net assets.

                                              Acquisition
   Issue                        Date             Cost            Value

   Spinnaker I, 6.913% due
   5/01/2001                  4/16/1998      $ 10,000,000     $  9,825,000

   Total                                     $ 10,000,000     $  9,825,000
                                             ============     ============


See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000



FINANCIAL INFORMATION

Statements of Assets and Liabilities as of March 31, 2000
                                                                                           Investment      Intermediate
                                                                                        Grade Portfolio   Term Portfolio
Assets:             Investments, at value*                                               $1,195,756,379   $  419,123,005
                    Cash                                                                         65,187          115,543
                    Receivables:
                      Interest                                                               22,182,748        6,739,383
                      Securities sold                                                         3,730,516               --
                      Capital shares sold                                                     1,044,011          593,404
                      Loaned securities                                                           3,111              850
                    Prepaid registration fees and other assets                                   45,074           25,060
                                                                                         --------------   --------------
                    Total assets                                                          1,222,827,026      426,597,245
                                                                                         --------------   --------------


Liabilities:        Payables:
                      Capital shares redeemed                                                 4,540,119        3,787,972
                      Dividends to shareholders                                               2,126,232          724,952
                      Distributor                                                               431,156           75,855
                      Investment adviser                                                        340,504          118,619
                    Accrued expenses and other liabilities                                      486,445          230,374
                                                                                         --------------   --------------
                    Total liabilities                                                         7,924,456        4,937,772
                                                                                         --------------   --------------


Net Assets:         Net assets                                                           $1,214,902,570   $  421,659,473
                                                                                         ==============   ==============


Net Assets          Class A Common Stock, $.10 par value++                               $    4,709,639   $    1,382,177
Consist of:         Class B Common Stock, $.10 par value++++                                  4,843,945        1,243,722
                    Class C Common Stock, $.10 par value++++++                                  574,433           26,504
                    Class D Common Stock, $.10 par value++++++++                              1,291,855        1,206,665
                    Paid-in capital in excess of par                                      1,331,888,840      451,325,270
                    Accumulated realized capital losses on investments--net                 (62,730,913)     (21,140,164)
                    Accumulated distributions in excess of realized capital
                    gains on investments--net                                               (19,506,181)      (1,744,713)
                    Unrealized depreciation on investments--net                             (46,169,048)     (10,639,988)
                                                                                         --------------   --------------
                    Net assets                                                           $1,214,902,570   $  421,659,473
                                                                                         ==============   ==============


Net Asset           Class A:  Net assets                                                 $  500,987,455   $  151,016,421
Value:                                                                                   ==============   ==============
                              Shares outstanding                                             47,096,385       13,821,769
                                                                                         ==============   ==============
                              Net asset value and redemption price per share             $        10.64   $        10.93
                                                                                         ==============   ==============
                    Class B:  Net assets                                                 $  515,284,784   $  135,896,669
                                                                                         ==============   ==============
                              Shares outstanding                                             48,439,446       12,437,215
                                                                                         ==============   ==============
                              Net asset value and redemption price per share             $        10.64   $        10.93
                                                                                         ==============   ==============
                    Class C:  Net assets                                                 $   61,129,094   $    2,896,124
                                                                                         ==============   ==============
                              Shares outstanding                                              5,744,330          265,040
                                                                                         ==============   ==============
                              Net asset value and redemption price per share             $        10.64   $        10.93
                                                                                         ==============   ==============
                    Class D:  Net assets                                                 $  137,501,237   $  131,850,259
                                                                                         ==============   ==============
                              Shares outstanding                                             12,918,552       12,066,649
                                                                                         ==============   ==============
                              Net asset value and redemption price per share             $        10.64   $        10.93
                                                                                         ==============   ==============


                   *Identified cost                                                      $1,241,925,427   $  429,762,993
                                                                                         ==============   ==============
                  ++Authorized shares--Class A                                              250,000,000      100,000,000
                                                                                         ==============   ==============
                ++++Authorized shares--Class B                                              250,000,000       50,000,000
                                                                                         ==============   ==============
              ++++++Authorized shares--Class C                                              100,000,000       50,000,000
                                                                                         ==============   ==============
            ++++++++Authorized shares--Class D                                              100,000,000       50,000,000
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000


FINANCIAL INFORMATION (continued)

Statements of Operations for the Six Months Ended March 31, 2000
                                                                                            Investment       Intermediate
                                                                                              Grade             Term
                                                                                            Portfolio         Portfolio
Investment          Interest and discount earned                                         $   48,179,973   $   16,028,980
Income:             Other                                                                        34,667           14,904
                                                                                         --------------   --------------
                    Total income                                                             48,214,640       16,043,884
                                                                                         --------------   --------------

Expenses:           Investment advisory fees                                                  2,386,323          804,942
                    Account maintenance and distribution fees--Class B                        2,198,107          378,876
                    Transfer agent fees--Class B                                                607,191          298,180
                    Transfer agent fees--Class A                                                494,389          290,257
                    Transfer agent fees--Class D                                                130,832          257,207
                    Account maintenance and distribution fees--Class C                          285,301            9,066
                    Account maintenance fees--Class D                                           172,719           67,961
                    Accounting services                                                          77,934           22,959
                    Transfer agent fees--Class C                                                 74,757            7,223
                    Registration fees                                                            44,365           30,142
                    Custodian fees                                                               43,111           21,468
                    Printing and shareholder reports                                             45,179           14,240
                    Professional fees                                                            21,947           11,644
                    Pricing fees                                                                  9,747            5,577
                    Directors' fees and expenses                                                  4,263            1,386
                    Other                                                                        11,218            4,086
                                                                                         --------------   --------------
                    Total expenses                                                            6,607,383        2,225,214
                                                                                         --------------   --------------
                    Investment income--net                                                   41,607,257       13,818,670
                                                                                         --------------   --------------

Realized &          Realized loss on investments--net                                       (37,583,364)     (10,159,028)
Unrealized Gain     Change in unrealized depreciation on investments--net                     7,569,805        2,520,687
(Loss) on                                                                                --------------   --------------
Investments         Net Increase in Net Assets Resulting from Operations                 $   11,593,698   $    6,180,329
--Net:                                                                                   ==============   ==============

                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets                                                           Investment Grade Portfolio
                                                                                          For the Six        For the
                                                                                          Months Ended      Year Ended
                                                                                           March 31,      September 30,
Increase (Decrease) in Net Assets:                                                            2000             1999

Operations:         Investment income--net                                               $   41,607,257   $   88,165,811
                    Realized loss on investments--net                                       (37,583,364)     (18,307,068)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          7,569,805     (103,169,694)
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                               11,593,698      (33,310,951)
                                                                                         --------------   --------------


Dividends to        Investment income--net:
Shareholders:         Class A                                                               (17,567,739)     (36,365,681)
                      Class B                                                               (17,457,764)     (39,073,573)
                      Class C                                                                (2,104,887)      (4,752,280)
                      Class D                                                                (4,476,867)      (7,974,277)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (41,607,257)     (88,165,811)
                                                                                         --------------   --------------


Capital Share       Net increase (decrease) in net assets derived from capital
Transactions:       share transactions                                                     (141,369,131)      21,096,414


Net Assets:         Total decrease in net assets                                           (171,382,690)    (100,380,348)
                    Beginning of period                                                   1,386,285,260    1,486,665,608
                                                                                         --------------   --------------
                    End of period                                                        $1,214,902,570   $1,386,285,260
                                                                                         ==============   ==============


                    See Notes to Financial Statements.


Statements of Changes in Net Assets                                                          Intermediate Term Portfolio
                                                                                          For the Six         For the
                                                                                          Months Ended       Year Ended
                                                                                           March 31,       September 30,
Increase (Decrease) in Net Assets:                                                            2000              1999
Operations:         Investment income--net                                               $   13,818,670   $   29,088,252
                    Realized loss on investments--net                                       (10,159,028)      (5,110,689)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          2,520,687      (26,026,481)
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from operations           6,180,329       (2,048,918)
                                                                                         --------------   --------------


Dividends to        Investment income--net:
Shareholders:         Class A                                                                (4,931,052)     (10,897,908)
                      Class B                                                                (4,479,087)     (10,046,366)
                      Class C                                                                  (107,046)        (281,121)
                      Class D                                                                (4,301,485)      (7,862,857)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (13,818,670)     (29,088,252)
                                                                                         --------------   --------------


Capital Share       Net increase (decrease) in net assets derived from capital
Transactions:       share transactions                                                      (34,396,789)       4,562,908
                                                                                         --------------   --------------


Net Assets:         Total decrease in net assets                                            (42,035,130)     (26,574,262)
                    Beginning of period                                                     463,694,603      490,268,865
                                                                                         --------------   --------------
                    End of period                                                        $  421,659,473   $  463,694,603
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights                                                                        Investment Grade Portfolio
                                                                                         Class A
                                                                For the Six
The following per share data and ratios have been derived       Months Ended
from information provided in the financial statements.           March 31,         For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                             2000        1999       1998        1997      1996
Per Share           Net asset value, beginning of period          $   10.88  $   11.78  $   11.40  $   11.16   $   11.51
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .36        .70        .73        .76         .76
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.24)      (.90)       .38        .24        (.35)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .12       (.20)      1.11       1.00         .41
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net         (.36)      (.70)      (.73)      (.76)       (.76)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   10.64  $   10.88  $   11.78  $   11.40   $   11.16
                                                                  =========  =========  =========  =========   =========


Total Investment    Based on net asset value per share                1.18%++   (1.70%)    10.05%      9.22%       3.60%
Return:**                                                         =========  =========  =========  =========   =========


Ratios to Average   Expenses                                           .59%*      .57%       .58%       .57%        .56%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            6.71%*     6.22%      6.32%      6.73%       6.64%
                                                                  =========  =========  =========  =========   =========


Supplemental        Net assets, end of period (in thousands)      $ 500,988  $ 535,188  $ 600,655  $ 519,708   $ 608,901
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               56.09%     79.06%    149.41%    113.46%      88.53%
                                                                  =========  =========  =========  =========   =========


                                                                                          Class B
                                                                 For the Six
The following per share data and ratios have been derived        Months Ended
from information provided in the financial statements.            March 31,        For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                              2000        1999       1998       1997       1996
Per Share           Net asset value, beginning of period          $   10.88  $   11.78  $   11.40  $   11.16   $   11.51
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .32        .61        .64        .67         .67
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.24)      (.90)       .38        .24        (.35)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .08       (.29)      1.02        .91         .32
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net         (.32)      (.61)      (.64)      (.67)       (.67)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   10.64  $   10.88  $   11.78  $   11.40   $   11.16
                                                                  =========  =========  =========  =========   =========


Total Investment    Based on net asset value per share                 .79%++   (2.45%)     9.21%      8.39%       2.81%
Return:**                                                         =========  =========  =========  =========   =========


Ratios to Average   Expenses                                          1.35%*     1.33%      1.34%      1.34%       1.32%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            5.94%*     5.46%      5.56%      5.96%       5.88%
                                                                  =========  =========  =========  =========   =========


Supplemental        Net assets, end of period (in thousands)      $ 515,285  $ 636,115  $ 685,345  $ 577,989   $ 724,089
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               56.09%     79.06%    149.41%    113.46%      88.53%
                                                                  =========  =========  =========  =========   =========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Aggregate total investment return.


                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)                                                  Investment Grade Portfolio
                                                                                          Class C
                                                                  For the Six
The following per share data and ratios have been derived         Months Ended
from information provided in the financial statements.             March 31,       For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                               2000       1999       1998       1997       1996
Per Share           Net asset value, beginning of period          $   10.88  $   11.79  $   11.40  $   11.17   $   11.51
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .32        .61        .63        .67         .66
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.24)      (.91)       .39        .23        (.34)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .08       (.30)      1.02        .90         .32
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net         (.32)      (.61)      (.63)      (.67)       (.66)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   10.64  $   10.88  $   11.79  $   11.40   $   11.17
                                                                  =========  =========  =========  =========   =========


Total Investment    Based on net asset value per share                 .76%++   (2.58%)     9.25%      8.23%       2.85%
Return:**                                                         =========  =========  =========  =========   =========


Ratios to Average   Expenses                                          1.41%*     1.38%      1.40%      1.39%       1.38%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            5.89%*     5.41%      5.50%      5.91%       5.83%
                                                                  =========  =========  =========  =========   =========


Supplemental        Net assets, end of period (in thousands)      $  61,129  $  79,581  $  77,464  $  49,918   $  64,931
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               56.09%     79.06%    149.41%    113.46%      88.53%
                                                                  =========  =========  =========  =========   =========


                                                                                        Class D
                                                                  For the Six
The following per share data and ratios have been derived         Months Ended
from information provided in the financial statements.             March 31,       For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                               2000      1999       1998        1997       1996
Per Share           Net asset value, beginning of period          $   10.88  $   11.79  $   11.41  $   11.17   $   11.51
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .35        .67        .70        .73         .73
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.24)      (.91)       .38        .24        (.34)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .11       (.24)      1.08        .97         .39
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net         (.35)      (.67)      (.70)       (.73)      (.73)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   10.64  $   10.88  $   11.79  $   11.41   $   11.17
                                                                  =========  =========  =========  =========   =========


Total Investment    Based on net asset value per share                1.05%++   (2.03%)     9.77%      8.95%       3.43%
Return:**                                                         =========  =========  =========  =========   =========


Ratios to Average   Expenses                                           .84%*      .82%       .82%       .82%        .81%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            6.46%*     5.98%      6.07%      6.47%       6.40%
                                                                  =========  =========  =========  =========   =========


Supplemental        Net assets, end of period (in thousands)      $ 137,501  $ 135,401  $ 123,202  $  77,398   $  63,822
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               56.09%     79.06%    149.41%    113.46%      88.53%
                                                                  =========  =========  =========  =========   =========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Aggregate total investment return.


                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)                                                             Intermediate Term Portfolio
                                                                                         Class A
                                                                 For the Six
The following per share data and ratios have been derived        Months Ended
from information provided in the financial statements.            March 31,        For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                              2000       1999       1998        1997       1996
Per Share           Net asset value, beginning of period          $   11.11  $   11.83  $   11.49  $   11.28   $   11.50
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .36        .70        .73        .73         .73
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.18)      (.72)       .34        .21        (.22)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .18       (.02)      1.07        .94         .51
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net         (.36)      (.70)      (.73)      (.73)       (.73)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   10.93  $   11.11  $   11.83  $   11.49   $   11.28
                                                                  =========  =========  =========  =========   =========


Total Investment    Based on net asset value per share                1.63%++    (.18%)     9.59%      8.59%       4.56%
Return:**                                                         =========  =========  =========  =========   =========


Ratios to Average   Expenses                                           .79%*      .73%       .67%       .65%        .59%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            6.41%*     6.09%      6.27%      6.43%       6.41%
                                                                  =========  =========  =========  =========   =========


Supplemental        Net assets, end of period (in thousands)      $ 151,016  $ 161,113  $ 200,679  $ 179,115   $ 216,545
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               70.77%    113.52%    111.03%     76.99%      96.40%
                                                                  =========  =========  =========  =========   =========


                                                                                         Class B
                                                                 For the Six
The following per share data and ratios have been derived        Months Ended
from information provided in the financial statements.            March 31,        For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                              2000       1999       1998        1997       1996
Per Share           Net asset value, beginning of period          $   11.11  $   11.83  $   11.50  $   11.28   $   11.50
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .33        .64        .67        .67         .67
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.18)      (.72)       .33        .22        (.22)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .15       (.08)      1.00        .89         .45
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net         (.33)      (.64)      (.67)      (.67)       (.67)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   10.93  $   11.11  $   11.83  $   11.50   $   11.28
                                                                  =========  =========  =========  =========   =========


Total Investment    Based on net asset value per share                1.36%++    (.69%)     8.94%      8.13%       4.02%
Return:**                                                         =========  =========  =========  =========   =========


Ratios to Average   Expenses                                          1.30%*     1.24%      1.18%      1.17%       1.11%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            5.89%*     5.58%      5.75%      5.91%       5.89%
                                                                  =========  =========  =========  =========   =========


Supplemental        Net assets, end of period (in thousands)      $ 135,897  $ 162,211  $ 178,464  $ 148,148   $ 216,641
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               70.77%    113.52%    111.03%     76.99%      96.40%
                                                                  =========  =========  =========  =========   =========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)                                                             Intermediate Term Portfolio
                                                                                        Class C
                                                                 For the Six
The following per share data and ratios have been derived        Months Ended
from information provided in the financial statements.            March 31,       For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                              2000       1999      1998         1997       1996
Per Share           Net asset value, beginning of period          $   11.11  $   11.83  $   11.49  $   11.28   $   11.50
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .33        .64        .67        .67         .67
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.18)      (.72)       .34        .21        (.22)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .15       (.08)      1.01        .88         .45
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net         (.33)      (.64)      (.67)      (.67)       (.67)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   10.93  $   11.11  $   11.83  $   11.49   $   11.28
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                1.36%++    (.70%)     9.03%      7.99%       3.99%
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          1.31%*     1.24%      1.20%      1.20%       1.15%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            5.89%*     5.57%      5.70%      5.89%       5.86%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $   2,896  $   3,904  $   4,832  $   1,571   $  10,144
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               70.77%    113.52%    111.03%     76.99%      96.40%
                                                                  =========  =========  =========  =========   =========


                                                                                         Class D
                                                                 For the Six
The following per share data and ratios have been derived        Months Ended
from information provided in the financial statements.            March 31,       For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                              2000        1999      1998        1997       1996
Per Share           Net asset value, beginning of period          $   11.11  $   11.83  $   11.50  $   11.28   $   11.50
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .35        .69        .71        .72         .72
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.18)      (.72)       .33        .22       (.22)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .17       (.03)      1.04        .94         .50
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net         (.35)      (.69)      (.71)      (.72)       (.72)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   10.93  $   11.11  $   11.83  $   11.50   $   11.28
                                                                  =========  =========  =========  =========   =========


Total Investment    Based on net asset value per share                1.58%++    (.28%)     9.39%      8.58%       4.46%
Return:**                                                         =========  =========  =========  =========   =========


Ratios to Average   Expenses                                           .89%*      .83%       .77%       .77%        .71%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            6.31%*     6.01%      6.16%      6.32%       6.32%
                                                                  =========  =========  =========  =========   =========


Supplemental        Net assets, end of period (in thousands)      $ 131,850  $ 136,467  $ 106,294  $  64,335   $  33,270
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               70.77%    113.52%    111.03%     76.99%      96.40%
                                                                  =========  =========  =========  =========   =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
The Investment Grade Portfolio and the Intermediate Term Portfolio ("Portfolio" or "Portfolios") are two of the three portfolios in Merrill Lynch Corporate Bond Fund, Inc. (the "Fund") which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolios' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Each Portfolio offers four classes of shares under the Merrill Lynch Select Pricingsm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Portfolios.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations.

(b) Repurchase agreements--The Portfolios invest in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolios take possession of the underlying securities, mark to market such securities and, if necessary, receive additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Portfolios may be delayed or limited.

(c) Derivative financial instruments--The Portfolios may engage in various portfolio investment strategies to increase or decrease the level of risk to which each Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolios may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, each Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, each Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by each Portfolio as unrealized gains or losses. When the contract is closed, each Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000



NOTES TO FINANCIAL STATEMENTS (continued)

* Options--The Portfolios are authorized to purchase and write call and put options. When each Portfolio writes an option, an amount equal to the premium received by each Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or each Portfolio enters into a closing transaction), each Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the aggregate average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of the average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the six months ended March 31, 2000, the aggregate average daily net assets of the Fund, including the Fund's High Income Portfolio, was approximately $6,180,283,000.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:


                                     Account      Distribution
                                 Maintenance Fees      Fees
Portfolio                  Class B   Class C  Class D    Class B  Class C

Investment Grade              .25%     .25%     .25%      .50%     .55%
Intermediate Term             .25%     .25%     .10%      .25%     .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000


For the six months ended March 31, 2000, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of each Portfolio's Class A and Class D Shares as follows:


                                       MLFD           MLPF&S
Portfolio                        Class A  Class D  Class A  Class D

Investment Grade                   $466   $1,352    $4,879  $14,336
Intermediate Term                  $ 29   $  167    $  429  $ 2,383


For the six months ended March 31, 2000, MLPF&S received contingent deferred sales charges of $836,287 relating to transactions in Class B Shares, amounting to $775,230 and $61,057 in the Investment Grade Portfolio and Intermediate Term Portfolio, respectively, $24,037 relating to transactions in Class C Shares, amounting to $23,289 and $748 in the Investment Grade Portfolio and Intermediate Term Portfolio, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $2,704 relating to transactions subject to front-end sales charge waivers in Class A Shares, amounting to $515 and $2,189 in the Investment Grade Portfolio and Intermediate Term Portfolio, respectively, and $6,550 relating to transactions subject to front-end sales charge waivers in Class D Shares, amounting to $4,998 and $1,552 in the Investment Grade Portfolio and Intermediate Term Portfolio, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the six months ended March 31, 2000, the Portfolios paid
Merrill Lynch Security Pricing Service, an affiliate of MLPF&S,
$5,042 for security price quotations to compute the net asset values of the Portfolios.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, PFD, FDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2000 were as follows:


                                Investment         Intermediate
                                  Grade                Term
                                Portfolio           Portfolio

Purchases                      $  706,766,501    $  301,231,449
                               --------------    --------------
Sales                          $  838,771,204    $  341,460,776
                               ==============    ==============


Net realized losses for the six months ended March 31, 2000 and net unrealized losses as of March 31, 2000 were as follows:


                                   Realized         Unrealized
Investment Grade Portfolio          Losses            Losses

Long-term investments            $(37,583,364)   $  (46,169,048)
                                 ------------    --------------
Total                            $(37,583,364)   $  (46,169,048)
                                 ============    ==============



                                   Realized         Unrealized
Intermediate Term Portfolio         Losses            Losses

Long-term investments            $(10,159,028)   $  (10,639,988)
                                 ------------    --------------
Total                            $(10,159,028)   $  (10,639,988)
                                 ============    ==============


As of March 31, 2000, net unrealized depreciation for Federal income tax purposes was as follows:

                                    Investment     Intermediate
                                      Grade            Term
                                    Portfolio       Portfolio

Gross unrealized appreciation    $  4,111,369    $    1,379,644
Gross unrealized depreciation     (50,280,417)      (12,019,632)
                                 ------------    --------------
Net unrealized depreciation      $(46,169,048)   $  (10,639,988)
                                 ============    ==============


The aggregate cost of investments at March 31, 2000 for Federal income tax purposes was $1,241,925,427 for the Investment Grade
Portfolio and $429,762,993 for the Intermediate Term Portfolio.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions for the six months ended March 31, 2000 was $141,369,131 for the Investment Grade Portfolio and $34,396,789 for the Intermediate Term Portfolio. Net increase in net assets derived from capital share transactions for the year ended September 30, 1999 was $21,096,414 for the Investment Grade Portfolio and $4,562,908 for the Intermediate Term Portfolio.

Transactions in capital shares for each class were as follows:

Investment Grade Portfolio

Class A Shares for the Six Months                     Dollar
Ended March 31, 2000                  Shares          Amount

Shares sold                         5,799,667    $   61,928,226
Shares issued to shareholders
in reinvestment of dividends          307,376         3,280,033
                                 ------------    --------------
Total issued                        6,107,043        65,208,259
Shares redeemed                    (8,216,224)      (87,733,272)
                                 ------------    --------------
Net decrease                       (2,109,181)   $  (22,525,013)
                                 ============    ==============


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)

Investment Grade Portfolio

Class A Shares for the Year                           Dollar
Ended September 30, 1999              Shares          Amount

Shares sold                        16,214,807    $  184,883,346
Shares issued to shareholders
in reinvestment of dividends          635,438         7,199,139
                                 ------------    --------------
Total issued                       16,850,245       192,082,485
Shares redeemed                   (18,623,574)     (211,038,406)
                                 ------------    --------------
Net decrease                       (1,773,329)   $  (18,955,921)
                                 ============    ==============


Investment Grade Portfolio

Class B Shares for the Six Months                     Dollar
Ended March 31, 2000                  Shares          Amount

Shares sold                         5,585,908     $  59,794,106
Shares issued to shareholders
in reinvestment of dividends          929,019         9,916,369
                                 ------------    --------------
Total issued                        6,514,927        69,710,475
Automatic conversion of shares     (1,217,090)      (13,024,137)
Shares redeemed                   (15,342,493)     (163,889,773)
                                 ------------    --------------
Net decrease                      (10,044,656)   $ (107,203,435)
                                 ============    ==============


Investment Grade Portfolio

Class B Shares for the Year                           Dollar
Ended September 30, 1999              Shares          Amount

Shares sold                        26,405,937    $  302,628,886
Shares issued to shareholders
in reinvestment of dividends        2,092,060        23,706,301
                                 ------------    --------------
Total issued                       28,497,997       326,335,187
Automatic conversion of shares     (1,223,169)      (13,762,381)
Shares redeemed                   (26,957,804)     (304,665,737)
                                 ------------    --------------
Net increase                          317,024    $    7,907,069
                                 ============    ==============


Investment Grade Portfolio

Class C Shares for the Six Months                     Dollar
Ended March 31, 2000                  Shares          Amount

Shares sold                           535,487    $    5,741,294
Shares issued to shareholders
in reinvestment of dividends          132,054         1,410,298
                                 ------------    --------------
Total issued                          667,541         7,151,592
Shares redeemed                    (2,237,044)      (23,916,282)
                                 ------------    --------------
Net decrease                       (1,569,503)   $  (16,764,690)
                                 ============    ==============


Investment Grade Portfolio

Class C Shares for the Year                           Dollar
Ended September 30, 1999              Shares          Amount

Shares sold                         4,210,209    $   48,417,409
Shares issued to shareholders
in reinvestment of dividends          287,083         3,251,882
                                 ------------    --------------
Total issued                        4,497,292        51,669,291
Shares redeemed                    (3,755,411)      (42,498,738)
                                 ------------    --------------
Net increase                          741,881    $    9,170,553
                                 ============    ==============


Investment Grade Portfolio

Class D Shares for the Six Months                     Dollar
Ended March 31, 2000                  Shares          Amount

Shares sold                         3,064,300    $   32,796,366
Automatic conversion of shares      1,216,180        13,024,137
Shares issued to shareholders
in reinvestment of dividends          172,543         1,842,156
                                 ------------    --------------
Total issued                        4,453,023        47,662,659
Shares redeemed                    (3,975,857)      (42,538,652)
                                 ------------    --------------
Net increase                          477,166    $    5,124,007
                                 ============    ==============


Investment Grade Portfolio

Class D Shares for the Year                           Dollar
Ended September 30, 1999              Shares          Amount

Shares sold                         6,777,358    $   77,427,023
Automatic conversion of shares      1,222,361        13,762,381
Shares issued to shareholders
in reinvestment of dividends          302,244         3,425,546
                                 ------------    --------------
Total issued                        8,301,963        94,614,950
Shares redeemed                    (6,311,279)      (71,640,237)
                                 ------------    --------------
Net increase                        1,990,684    $   22,974,713
                                 ============    ==============


Intermediate Term Portfolio

Class A Shares for the Six Months                     Dollar
Ended March 31, 2000                  Shares          Amount

Shares sold                         3,107,906    $   33,972,293
Shares issued to shareholders
in reinvestment of dividends          122,055         1,335,265
                                 ------------    --------------
Total issued                        3,229,961        35,307,558
Shares redeemed                    (3,911,011)      (42,758,274)
                                 ------------    --------------
Net decrease                         (681,050)   $   (7,450,716)
                                 ============    ==============


Intermediate Term Portfolio

Class A Shares for the Year                           Dollar
Ended September 30, 1999              Shares          Amount

Shares sold                         6,374,055    $   73,294,708
Shares issued to shareholders
in reinvestment of dividends          270,657         3,097,759
                                 ------------    --------------
Total issued                        6,644,712        76,392,467
Shares redeemed                    (9,106,581)     (104,711,051)
                                 ------------    --------------
Net decrease                       (2,461,869)   $  (28,318,584)
                                 ============    ==============


Intermediate Term Portfolio

Class B Shares for the Six Months                     Dollar
Ended March 31, 2000                  Shares          Amount

Shares sold                         1,825,360    $   19,975,330
Shares issued to shareholders
in reinvestment of dividends          204,484         2,236,910
                                 ------------    --------------
Total issued                        2,029,844        22,212,240
Automatic conversion of shares      (148,482)       (1,624,498)
Shares redeemed                    (4,045,058)      (44,257,502)
                                 ------------    --------------
Net decrease                       (2,163,696)   $  (23,669,760)
                                 ============    ==============


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 2000


Intermediate Term Portfolio

Class B Shares for the Year                           Dollar
Ended September 30, 1999              Shares          Amount

Shares sold                         7,074,193    $   81,409,201
Shares issued to shareholders
in reinvestment of dividends          497,273         5,692,223
                                 ------------    --------------
Total issued                        7,571,466        87,101,424
Automatic conversion of shares       (142,650)       (1,614,531)
Shares redeemed                    (7,913,874)      (90,397,888)
                                 ------------    --------------
Net decrease                         (485,058)   $   (4,910,995)
                                 ============    ==============


Intermediate Term Portfolio

Class C Shares for the Six Months                     Dollar
Ended March 31, 2000                  Shares          Amount

Shares sold                           116,930     $   1,280,444
Shares issued to shareholders
in reinvestment of dividends            7,175            78,481
                                 ------------    --------------
Total issued                          124,105         1,358,925
Shares redeemed                      (210,434)       (2,296,986)
                                 ------------    --------------
Net decrease                          (86,329)   $     (938,061)
                                 ============    ==============


Intermediate Term Portfolio

Class C Shares for the Year                           Dollar
Ended September 30, 1999              Shares          Amount

Shares sold                         1,102,932    $   12,670,932
Shares issued to shareholders
in reinvestment of dividends           17,371           198,807
                                 ------------    --------------
Total issued                        1,120,303        12,869,739
Shares redeemed                    (1,177,570)      (13,475,781)
                                 ------------    --------------
Net decrease                          (57,267)   $     (606,042)
                                 ============    ==============


Intermediate Term Portfolio

Class D Shares for the Six Months                     Dollar
Ended March 31, 2000                  Shares          Amount

Shares sold                         2,510,359    $   27,481,484
Automatic conversion of shares        148,482         1,624,498
Shares issued to shareholders
in reinvestment of dividends           75,806           829,265
                                 ------------    --------------
Total issued                        2,734,647        29,935,247
Shares redeemed                    (2,951,311)      (32,273,499)
                                 ------------    --------------
Net decrease                         (216,664)   $   (2,338,252)
                                 ============    ==============


Intermediate Term Portfolio

Class D Shares for the Year                           Dollar
Ended September 30, 1999              Shares          Amount

Shares sold                         7,804,394    $   89,873,204
Automatic conversion of shares        142,649         1,614,531
Shares issued to shareholders
in reinvestment of dividends          187,617         2,147,865
                                 ------------    --------------
Total issued                        8,134,660        93,635,600
Shares redeemed                    (4,836,590)      (55,237,071)
                                 ------------    --------------
Net increase                        3,298,070    $   38,398,529
                                 ============    ==============


5. Loaned Securities:
At March 31, 2000, the Investment Grade Portfolio held US Treasury Bonds/Notes having an aggregate value of approximately $4,223,000 as collateral for Portfolio securities loaned having a market value of $4,140,000. The Intermediate Term Portfolio held US Treasury Notes having an aggregate value of approximately $7,739,000 as collateral for Portfolio securities loaned having a market value of approximately $7,553,000.

6. Capital Loss Carryforward:
At September 30, 1999, the Fund had a capital loss carryforward of approximately $23,807,000 in the Investment Grade Portfolio, of which $21,203,000 expires in 2003 and $2,604,000 expires in 2005 and approximately $6,884,000 in the Intermediate Term Portfolio, of which $6,608,000 expires in 2003 and $276,000 expires in 2005. These amounts will be available to offset like amounts of any future taxable gains.